UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2009
                               (January 13, 2009)

                               ANTs software inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                     000-16299                 13-3054685
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


         700 Airport Blvd., Suite 300
                 Burlingame, CA                                     94010
    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a) On January 13, 2009, the registrant terminated the engagement of Burr, Pilger, Mayer LLP ("BPM") as the Company's independent registered public accounting firm. The decision to change accountants was recommended and approved by the Audit Committee of the Board of Directors of the registrant.

     BPM's audit report on the financial statements of the Company as of and for the two most recent years ended December 31, 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the registrant's two most recent fiscal years and any subsequent interim period preceding the termination of BPM, there were no disagreements with BPM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of BPM, would have caused BPM to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of BPM, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided BPM with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that BPM review the disclosures and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter is attached hereto as exhibit 16.2.

     (b) On January 15, 2009, the Company engaged Weiser, LLP as its new independent accountant. Prior to the engagement, and for the preceding two most recent fiscal years and any subsequent interim period prior to the engagement, the registrant did not consult with Weiser, LLP regarding either: the application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and where either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph
(a)(1)(iv) and the related instructions of item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

     16.1 Letter re: change in Certifying Accountants
     16.2 Letter from Burr, Pilger & Mayer LLP


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTs software inc.

Dated: January 15, 2009

                                    By: /s/ Kenneth Ruotolo
                                        ----------------------------------------
                                        Kenneth Ruotolo, Chief Financial Officer